UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2008

NBTY, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-31788	11-2228671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Smithtown Avenue Ronkonkoma, New York	11779
(Address of Principal Executive Offices)	(Zip Code)

(631) 567-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

At the 2008 Annual Meeting of Stockholders held on February 25, 2008, the stockholders of NBTY, Inc. (the “Company”) approved the NBTY, Inc. Year 2008 Stock Option Plan (the “2008 Plan”) and the NBTY, Inc. Executive Bonus Plan (the “Executive Bonus Plan”).   The Board of Directors of the Company adopted the 2008 Plan on February 1, 2008 and the Executive Bonus Plan on December 18, 2007, each subject to stockholder approval.

A description of the 2008 Plan is included in the Company’s Proxy Supplement (the “Proxy Supplement”) filed with the Securities and Exchange Commission (the “SEC”) on February 6, 2008 under the caption “Proposal 4 - Approval of the NBTY, Inc. Year 2008 Stock Option Plan” and a description of the Executive Bonus Plan is included in the Company’s Proxy Statement (the “Proxy Statement”) filed with the SEC on January 16, 2008 under the caption “Proposal 2 - Approval of the NBTY, Inc. Executive Bonus Plan.”  The descriptions of the plans are incorporated herein by reference and are qualified in their entirety by reference to the full text of the plans which were attached to the Proxy Supplement and the Proxy Statement and are also incorporated herein by reference.

As more fully described in the Proxy Supplement, the Compensation and Stock Option Committee of the Board of Directors of the Company granted stock options under the 2008 Plan to certain executive officers and directors, subject to stockholder approval of the 2008 Plan.  The description of the stock option grants in the Proxy Supplement is incorporated herein by reference and is qualified in its entirety by reference to the forms of stock option agreement being used by the Company to evidence stock option grants, which are filed as exhibits hereto and incorporated herein by reference.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS.

                (d) Exhibits

Exhibit No.	Description

10.1	NBTY, Inc. Year 2008 Stock Option Plan, incorporated by reference to Annex A of the Proxy Supplement dated February 6, 2008 for the Annual Meeting of Stockholders held on February 25, 2008

10.2	Form of Incentive Stock Option Agreement Pursuant to the NBTY, Inc. Year 2008 Stock Option Plan

10.3	Form of Non-Qualified Stock Option Agreement Pursuant to the NBTY, Inc. Year 2008 Stock Option Plan

10.4	NBTY, Inc. Executive Bonus Plan, incorporated by reference to Annex A of the Proxy Statement dated January 16, 2008 for the Annual Meeting of Stockholders held on February 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 2008

NBTY, INC.

By:	/s/ Harvey Kamil
Harvey Kamil
President and Chief Financial Officer